UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2019

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) in order to amend the Current Report on Form 8-K of Diodes Incorporated (the “Company”) filed on February 13, 2019 which contains the Company’s fourth quarter and fiscal year ended 2018 earnings release (the “Press Release”).  On February 13, 2019, the Company issued an amended press release in order to correct language regarding the Company’s first quarter 2019 outlook (the “Amended Press Release”).  The Amended Press Release is furnished as Exhibit 99.1.

Item 2.02.	Results of Operations and Financial Condition.

On February 13, 2019, the Company issued a Press Release reporting its earnings for the fourth quarter and fiscal year ended December 31, 2018.  On February 13, 2019, the Company issued the Amended Press Release. A copy of the Amended Press Release is furnished as Exhibit 99.1.

Included in the Press Release was the following incorrect forward-looking statement:

“We expect revenue in the first quarter of 2019 to be approximately $305 million, plus or minus 2.5 percent. At the mid-point, this represents growth of 11 percent over the prior year period and down approximately 3 percent sequentially, which is better than typical seasonality. We expect GAAP gross margin to be 36.3 percent, plus or minus 1 percent.

Included in the Amended Press Release is the following correct forward-looking statement:

“We expect revenue in the first quarter of 2019 to be approximately $302 million, plus or minus 2.5 percent. At the mid-point, this represents growth of 10 percent over the prior year period and down approximately 4 percent sequentially, which is slightly better than typical seasonality. We expect GAAP gross margin to be 36.0 percent, plus or minus 1 percent.”

The information furnished in this Item 2.02, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 7.01.	Regulation FD Disclosure.

The Amended Press Release furnished in Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

The information furnished in this Item 7.01 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
99.1	Amended press release dated February 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2019	DIODES INCORPORATED

	By	/s/ Richard D. White
Richard D. White
Chief Financial Officer